UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6332

Oppenheimer Rochester Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2018

Item 1. Reports to Stockholders.

Semiannual Report	6/30/2018

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Rochester® Limited Term New York Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Bond 5-Year
			(4-6) Index
6-Month	6.24%	3.85%	0.30%
1-Year	1.57	-0.72	0.27
5-Year	1.07	0.61	2.07
10-Year	2.74	2.50	3.46

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Limited Term New York Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of June 30, 2018, the Class A shares provided a 6-month total return of 6.24% at net asset value (NAV). At 2.70%, the Class A distribution yield at NAV was ranked first in Lipper’s Other States Short-Intermediate Municipal Debt Funds category. Additionally, the Fund’s Class A shares outperformed the Bloomberg Barclays Municipal Bond 5 Year (4-6) Index, its benchmark, by 594 basis points. For New York State and New York City residents in the top 2018 tax bracket, the taxable equivalent yields as of June 30, 2018 were 3.52% and 3.69%, respectively.

MARKET OVERVIEW

The Federal Open Market Committee (FOMC) raised the interest rate it controls, the Fed Funds target rate, twice during this reporting period. The rate, which at the outset of this reporting period was held to the range of 1.25% to 1.50%, ended this reporting period with a range of 1.75% to 2.00%.

The first quarter-point increase of this reporting period was announced after the FOMC’s March 2018 meeting. At the time,

The average distribution yield in Lipper’s Other States Short- Intermediate Municipal Debt category was 1.90% at the end of this reporting period. At 2.70%, the distribution yield at NAV for this Fund’s Class A shares was 80 basis points higher than the category average.

Fed officials noted that the economic outlook was strengthening.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	2.70%
Dividend Yield with sales charge	2.64
Standardized Yield	1.89
Taxable Equivalent Yield	3.52
Last distribution (6/26/18)	$0.0065
Total distributions (1/1/18 to 6/30/2018)	$0.0400
Endnotes for this discussion begin on page 12 of this report.

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On June 13, 2018, the FOMC raised the Fed Funds target rate again, this time to the range of 1.75% to 2.00%, citing a strengthening labor market and a “solid rate” of economic growth. The central bank also indicated that it foresees two additional rate increases, bringing the 2018 total to four increases; earlier, it had signaled a total of three increases for the year.

The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had seven increases of 0.25 percentage points to date. During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.40%, 33 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve rose overall, though securities with short maturities changed far less than did maturities of 5 years or longer. The rise in the Treasury curve was more significant at the short end of the curve. The Treasury curve continued to flatten during this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The muni yield curve remained relatively flat as of June 30, 2018, but was somewhat steeper at the end of this reporting period than at its outset. As a result of the changes in the two yield curves, munis became cheaper to Treasuries during the reporting period.

On a nominal basis and at all maturities, Treasury yields were higher than the yields on AAA-rated munis with comparable maturities as of June 30, 2018. Nonetheless, for any taxpayer paying a combined New York and federal tax rate of at least 13%, a AAA-rated muni with a maturity of 10 years or more would provide more yield on an after-tax basis than a Treasury security with the same maturity. The yields on the 30-year Treasury and AAA-rated muni were virtually identical at the end of this reporting period, meaning that any taxpayer would earn more on an after-tax basis by investing in the muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

In March 2018, the $168 billion budget for New York State’s fiscal year 2019 passed, marking the eighth consecutive year of increased spending. With a current spending gap of $4.4 billion, the new budget proposes $750 million in new taxes and fees raised through opioid drug taxes, a corporation

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windfall tax credit, and an “internet fairness tax” which would require online marketplaces to collect sales tax from all third-party sales to New Yorkers, even if the seller is not located in New York; the U.S. Supreme Court’s decision in South Dakota vs. Wayfair, announced in June, will require certain online retailers to do the same nationwide. Other provisions include a 3% increase in school aid, $1.9 billion for energy and environment spending, $70 billion for Medicaid, and $7.4 billion for higher education.

Also in March, New York State sold $215.2 million of tax-exempt and taxable general obligation (G.O.) bonds. Proceeds will be used for transportation, education, and environmental purposes. Approximately $69 million will be used to refund a portion of outstanding G.O. bonds. At the end of this reporting period, the state’s G.O. bonds were rated Aa1 by Moody’s Investors Service and AA-plus by S&P Global Ratings (S&P) and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Seneca Nation of Indians filed a lawsuit in April 2018 against New York State seeking to remit Thruway toll revenue from a nearly 3-mile stretch of road was built through tribal territory 60 years ago. The plaintiffs’ attorneys are arguing that the Senecas should be compensated for the use of the land and that the state should stop collecting tolls. A federal court rejected a similar suit that was filed in 1999.

Near the end of the reporting period, New York City Mayor Bill de Blasio and the City Council announced a “handshake agreement” on a $89.2 billion budget for fiscal year 2019. The new spending plan is slightly higher than the budget de Blasio proposed in April, and 4.7% higher than the $85.2 billion for fiscal 2018. Since the mayor took office in January 2015, spending is up approximately 20%. The 2019 plan calls for $1.125 billion in the general reserve fund and $4.35 billion in the retiree health benefits trust fund, up $125 million and $100 million, respectively. The budget also funds a “fair fares” discount for low-income subway riders for one year, provides Fair Student Funding for city schools, includes $12 million to equip all police department patrol officers with body cameras, $13 million to handle heating needs for residents in low-income housing, and $26 million to build four new pre-K schools.

According to a report released in May by Comptroller Scott Stringer, New York City’s economic growth slowed to 2.7% in the first quarter of 2018, down from 3.4% in fourth quarter 2017. Economic indicators showed record low unemployment, a decline in commercial leasing, and slow job growth in the private sector. The city saw a 33% year-over-year increase in personal income tax collections in 2017 and overall collections topped $4.4 billion, which officials believed was a record. The surge in tax collections was largely attributable to changes in the U.S. tax code at the end of 2017, which led many taxpayers to prepay various taxes in order to

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take advantage of expiring federal deductions. A return to normal levels is expected in 2018.

Governor Andrew Cuomo signed a bill in June allowing the construction of the LaGuardia Airport AirTrain. The governor estimates a commuting time of less than 30 minutes from midtown Manhattan to the airport, with construction slated to start in 2020 and conclude in 2022. The 70-year-old airport is currently undergoing an $8 billion overhaul.

In the first half of the reporting period, New York City sold approximately $1.4 billion of G.O.s, including approximately $890 million of tax-exempt fixed-rate bonds and $250 million of tax-exempt floating-rate bonds. Proceeds will be used to fund various capital projects. As of June 30, 2018, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

The Commonwealth of Puerto Rico and the federal oversight board established by PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) continued to generate headlines throughout this reporting period; additional information about the developments in Puerto Rico can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

Nine months after Hurricane Maria, power is not fully restored across the Commonwealth; more than 6,000 homes remained without power as of mid-June 2018. Despite the hurricane’s impact during the final quarter of 2017, Puerto Rico’s retail sales rose

10.7% in 2017, and bonds issued by the Commonwealth (in aggregate) have rallied during this reporting period.

Creditors raised concerns in January about a plan to loan $1.3 billion to PREPA, the Commonwealth’s energy utilities authority, and the government’s proposal to privatize PREPA, among other issues; in a decision favorable to bondholders, U.S. District Court Judge Laura Taylor Swain rejected the proposed loan. PREPA bonds rallied during this reporting period as talks continued among officials of the electric utility, the oversight board, and bondholders. Gov. Ricardo Rosselló Nevares remains an advocate for privatization, a solution that typically requires assumption of debt. PREPA’s cash on hand continues to be more than projected, according to officials in Puerto Rico.

As anticipated, Hurricane Maria had an adverse impact on sales and use tax (SUT) collections during fiscal year 2018, which – like this reporting period – ended June 30. According to figures released in June, overall collections were lower in the 11 months ended May 31, 2018 than in the same period of fiscal year 2017, but monthly collections have been running ahead of projections of late: May SUT collections were $40.9 million ahead of the projection for the month. In all, fiscal year 2018 SUT collections through May totaled $2.27 billion vs. $2.33 billion for the same period in fiscal 2017.

The ruling by the U.S. Supreme Court in South Dakota vs. Wayfair requiring certain

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online retailers to collect taxes is expected to increase Puerto Rico’s sales tax collections by an estimated $40 million annually, according to Puerto Rico’s Treasury Department.

General fund revenues through May 2018, the 11th month of Puerto Rico’s fiscal year, were $78.9 million, or 1%, ahead of projections, according to figures released in June. In April and May 2018, revenues were 20.2% and 32% higher than projections, respectively. Officials in the Commonwealth’s Treasury Department said in June that they anticipate that revenues for the entire fiscal year will also exceed projections.

The overall balance of Puerto Rico’s reported accounts rose to nearly $9 billion as of May 31, 2018, and the total held by the Bank of New York-Mellon, the COFINA trustee, was $1.2 billion. These funds continue to be restricted as the result of a Title III-related court order. The Commonwealth reports that it satisfied its fiscal 2018 deposit requirements on February 6, 2018, and that allocations after that date have been transferred to its general fund. The fiscal plan for the 12 months ended June 30, 2018 projected a general fund balance of $8.1 billion, an amount reached by May 30.

Prices on many bonds issued in Puerto Rico rose materially on news of an agreement between an agent of the Commonwealth of Puerto Rico and an agent of the COFINA bondholders. Negotiations are ongoing and many details need to be worked out, but a preliminary structure for a settlement was reached in the latter half of this reporting period.

During the reporting period, the oversight board, the Rosselló administration, legislators, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority, with significant debate about the budget and fiscal plan proposals that have been drafted and repeatedly revised. The government released a new fiscal plan in late

January, and both the oversight board and creditors found it to be lacking.

In early February 2018, the oversight board told Gov. Rosselló to revise the fiscal plans for the central government, PREPA, and PRASA (the aqueduct and sewer authority) by February 12, saying that they did not comply with PROMESA. The February revision called for tax reductions and anticipated an accumulated surplus of $3.4 billion by fiscal year 2023.

A further revision, released in late March, anticipated a surplus of approximately $6 billion by fiscal year 2023; like its predecessors, the plan relied on financial data that had yet to be audited or released to the public. While it intended to certify a plan by late March, the oversight board extended the deadline and said that the new plan must demonstrate “consistency with historical actual expenditures.”

In April, the projected surplus by fiscal 2023 was raised to $6.4 billion and then to $6.7 billion. Audited results for fiscal 2015 were

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released at the end of this reporting period; audited results for fiscal years 2016 and 2017 have yet to be released.

Among the ongoing issues are debt-service obligations, pensions, Law 80 (the repeal of which would allow at-will employment), and Christmas bonuses for public sector employees.

Midway through this reporting period, the chairman of the U.S. House committee that oversees Puerto Rico sent the governor a letter that recommended the takeover of the Commonwealth’s government by the oversight board and an increased focus on bondholder concerns. The governor fired back, calling the chairman’s letter “truly disturbing in its reckless disregard for collaboration and cooperation.”

Clearly, the situation remains dynamic. All issuers can be affected positively or adversely by economic and fiscal conditions: were the economic situation in Puerto Rico to worsen, for example, then the performance of Rochester municipal funds that hold Puerto Rican debt, including this Fund, may be adversely affected. Our team continues to believe that the best interests of all stakeholders can be met through negotiated settlements that offer Puerto Rico a path forward, strengthen its economy and improve the quality of life of its residents while providing investors with an appropriate return.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term New York Municipal Fund held more than 575 securities as of June 30, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 0.7 cents per share at the outset of this reporting period, was reduced to 0.65 cents per share beginning with the March 2018 payout. In all, the Fund distributed 4.0 cents per Class A share this reporting period.

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Seven of the Fund’s 10 largest sectors were among the 10 strongest contributors to positive performance this reporting period. The Fund’s total return this reporting period was primarily driven by its holdings in the sales tax sector, the Fund’s seventh-largest sector. Debt-service payments on securities in this sector – two of which were issued in Puerto Rico, two in Guam, and several in the U.S. Virgin Islands (USVI) – are paid using the issuing municipality’s sales tax revenue. Large sectors ranked among the Fund’s 10 strongest sectors for the reporting period also included

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its largest sector (Marine/Aviation Facilities), and its second-largest sector (tobacco bonds), and its fourth- through eighth-largest sectors (G.O.’s, electric utilities, higher education and Special Tax, respectively).

Research-based security selection continued to be a factor in the strong performance of these sectors. Holdings in the marine/ aviation facilities sector, this Fund’s ninth strongest performer, are typically high-grade investments backed by valuable collateral. High-yielding tobacco securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), were the Fund’s fourth strongest performer as of June 30, 2018. Holdings in the G.O. sector, the Fund’s second best performer, consisted of bonds issued in various New York State municipalities and Puerto Rico, many of which are insured. The electric utilities sector was the third-strongest performer this reporting period. PREPA bonds, some insured, represented more than one-third of this sector’s assets; the Fund’s investments in this sector also included insured holdings issued in Guam and USVI. The higher education sector was the fifth-strongest performer this reporting period; the investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. The Fund’s holdings in this sector include securities issued in Puerto Rico, some of which are insured. Securities in the Special Tax sector, the Fund’s seventh-strongest contributor to performance, are backed by various taxes. As of June 30, 2018, this sector included one bond issued in Puerto Rico and several issued in USVI.

A number of sectors detracted slightly from the Fund’s performance this reporting period, though in aggregate performance was reduced less than one-tenth of 1 percentage point by the underperforming sectors. The list of detractors as of June 30, 2018, includes the tax increment financing (TIF) sector, education, and student housing. These sectors were adversely affected by pricing pressure, which was prevalent among high quality muni securities.

In aggregate, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico generated nearly 85% of the Fund’s total return this reporting period. The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings as of June 30, 2018 included securities from many different sectors.

Investors should note that some of this Fund’s investments in securities issued in the U.S. Virgin Islands Guam, and Puerto Rico are insured. A complete listing of securities held by this Fund can be found in this report’s

Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 15%

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of its total assets in below-investment-grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of June 30, 2018, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 15% of total assets.

In closing, we believe that the structure and sector composition of this Fund and the use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Mark DeMitry, CFA Vice President and Senior Portfolio Manager

Mark DeMitry has been named portfolio manager of the Fund. With support as needed from the Oppenheimer Municipal Fund Management Team, Mark will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Marine/Aviation Facilities	12.3%
Tobacco Master Settlement Agreement	11.1
Highways/Commuter Facilities	9.9
General Obligation	7.3
Electric Utilities	6.7
Higher Education	6.7
Sales Tax Revenue	6.4
Special Tax	5.6
Hospital/Healthcare	5.6
U.S. Government Obligations	3.9

Portfolio holdings are subject to change. Percentages are as of June 30, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	8.2%	2.3%	10.5%
AA	33.0	0.0	33.0
A	13.9	0.0	13.9
BBB	19.3	3.8	23.1
BB or lower	18.4	1.1	19.5
Total	92.8%	7.2%	100.0%

The percentages above are based on the market value of the securities as of June 30, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 6/30/18

	Without Sales Charge	With Sales Charge
Class A	2.70%	2.64%
Class C	1.85	N/A
Class Y	2.98	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 6/30/18
Class A	1.89%
Class C	1.18
Class Y	2.17

TAXABLE EQUIVALENT YIELDS
As of 6/30/18
Class A	3.52%
Class C	2.20
Class Y	4.05

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 6/30/18
Class A	1.88%
Class C	1.18
Class Y	2.17

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	6.24%	1.57%	1.07%	2.74%	4.41%
Class C (LTNCX)	5/1/97	6.26	1.16	0.32	1.97	2.95
Class Y (LTBYX)	3/30/11	6.37	1.81	1.25	N/A	2.57

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	3.85%	-0.72%	0.61%	2.50%	4.32%
Class C (LTNCX)	5/1/97	5.26	0.17	0.32	1.97	2.95
Class Y (LTBYX)	3/30/11	6.37	1.81	1.25	N/A	2.57

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond 5 Year (4-6) Index, which is the 4- to 6- year component of the Bloomberg Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s

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performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0065 for the 35-day accrual period ended June 26, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on June 26, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y shares are annualized based on dividends of $0.0044 and $0.0072, respectively, for the 35-day accrual period ended June 26, 2018 and on the corresponding net asset values on that date.

Standardized yield (Class A shares) is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended June 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended June 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Other States Short-Intermediate Municipal Debt category is based on 7 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and New York State tax rate of 46.36% (48.8% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

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The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Class A	$1,000.00	$1,062.40	$5.33
Class C	1,000.00	1,062.60	9.19
Class Y	1,000.00	1,063.70	4.05

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.64	5.22
Class C	1,000.00	1,015.92	8.99
Class Y	1,000.00	1,020.88	3.97

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.04%
Class C	1.79
Class Y	0.79

16        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—104.0%
New York—80.2%
$35,000	Albany County, NY IDA (Wildwood Programs)[1,2]	4.900%	07/01/2021	01/20/2020	A	$34,999
1,500,000	Albany, NY Capital Resource Corp. (Albany Law School)[2]	5.000	07/01/2029	07/01/2027	B	1,684,635
1,520,000	Albany, NY Capital Resource Corp. (Albany Law School)[2]	5.000	07/01/2031	07/01/2027	B	1,693,386
475,000	Albany, NY Capital Resource Corp. (College Saint Rose)[2]	5.625	07/01/2031	07/01/2021	B	495,762
400,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2024	05/01/2024		456,700
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2025	05/01/2025		346,797
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2026	05/01/2026		350,226
200,000	Albany, NY Capital Resource Corp. (St. Peter’s Hospital)[2]	6.000	11/15/2025	11/15/2020	B	219,324
655,000	Amherst, NY Devel. Corp. (Daemen College)	5.000	10/01/2027	10/01/2027		729,801
690,000	Amherst, NY Devel. Corp. (Daemen College)[2]	5.000	10/01/2028	10/01/2028		772,117
730,000	Amherst, NY Devel. Corp. (Daemen College)[2]	5.000	10/01/2029	10/01/2028	B	810,263
760,000	Amherst, NY Devel. Corp. (Daemen College)[2]	5.000	10/01/2030	10/01/2028	B	840,150
805,000	Amherst, NY Devel. Corp. (Daemen College)[2]	5.000	10/01/2031	10/01/2028	B	887,013
110,000	Brookhaven, NY IDA (Enecon Corp.)[2]	5.800	11/01/2018	11/01/2018		109,990
500,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250	11/01/2027	11/01/2026	B	583,140
1,000,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250	11/01/2028	11/01/2026	B	1,163,870
1,000,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250	11/01/2029	11/01/2026	B	1,159,880
650,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250	11/01/2030	11/01/2026	B	751,335
650,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250	11/01/2031	11/01/2026	B	749,274
940,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[2]	5.750	07/15/2018	07/15/2018		941,269
460,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[2]	5.750	07/15/2018	07/15/2018		460,695
970,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[2]	5.750	07/15/2019	07/15/2019		1,009,760
385,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[2]	5.750	07/15/2019	07/15/2019		401,917
1,750,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[2]	4.000	07/15/2029	01/15/2027	B	1,859,182

17        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,350,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[2]	5.750%	10/01/2026	04/01/2021	B	$1,484,487
60,000	Buffalo, NY Fiscal Stability Authority[2]	4.500	09/01/2019	07/29/2018	B	60,131
1,140,000	Build NYC Resource Corp. (Manhattan College)[2]	5.000	08/01/2030	08/01/2027	B	1,309,244
425,000	Build NYC Resource Corp. (Pratt Paper)[1,2]	3.750	01/01/2020	04/05/2019	A	430,538
2,000,000	Build NYC Resource Corp. (Royal Charter Properties & Presbyterian Hospital)[2]	4.750	12/15/2026	12/15/2022	B	2,152,540
1,395,000	Build NYC Resource Corp. (Wagner College)[2]	5.000	07/01/2024	07/01/2022	B	1,557,741
1,705,000	Build NYC Resource Corp. (Wagner College)[2]	5.000	07/01/2025	07/01/2022	B	1,895,568
1,650,000	Build NYC Resource Corp. (Wagner College)[2]	5.000	07/01/2026	07/01/2022	B	1,825,081
1,705,000	Build NYC Resource Corp. (Wagner College)[2]	5.000	07/01/2028	07/01/2022	B	1,874,255
600,000	Build NYC Resource Corp. (YMCA of Greater New York)[2]	5.000	08/01/2021	08/01/2021		646,374
500,000	Build NYC Resource Corp. (YMCA of Greater New York)[2]	5.000	08/01/2022	08/01/2022		547,760
1,000,000	Build NYC Resource Corp. (YMCA of Greater New York)[2]	5.000	08/01/2032	08/01/2022	B	1,069,070
295,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2019	05/01/2019		302,640
315,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2020	05/01/2020		331,928
330,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2021	05/01/2021		354,529
345,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2022	05/01/2022		377,872
365,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2023	05/01/2023		406,595
380,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2024	05/01/2024		428,792
400,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2025	05/01/2025		454,332

18        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$415,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000%	05/01/2026	05/01/2026		$468,489
445,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2027	05/01/2026	B	498,747
465,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2028	05/01/2026	B	518,103
485,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2029	05/01/2026	B	535,813
20,000	Corning, NY GO2	4.000	12/01/2020	12/01/2018	B	20,204
15,000	Deerfield, NY GO2	5.500	06/15/2019	12/15/2018	B	15,105
15,000	Deerfield, NY GO2	5.500	06/15/2020	12/15/2018	B	15,179
2,810,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[2]	6.000	10/01/2030	08/03/2020	B	2,897,588
8,600,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[2]	5.000	07/01/2030	07/01/2026	B	9,814,492
590,000	East Rochester, NY Hsg. Authority (Perinton-Fairport)[2]	4.800	08/01/2019	07/08/2018	B	590,401
75,000	East Syracuse, NY Hsg. Authority (Bennett Manor Associates)[2]	6.700	04/01/2021	07/29/2018	B	75,238
600,000	Erie County, NY Public Improvement District[2]	5.000	04/01/2023	04/01/2022	B	663,468
525,000	Erie County, NY Public Improvement District[2]	5.000	04/01/2024	04/01/2022	B	580,534
500,000	Erie County, NY Public Improvement District[2]	5.000	04/01/2025	04/01/2022	B	551,365
700,000	Erie County, NY Public Improvement District[2]	5.000	04/01/2026	04/01/2022	B	769,265
29,615,000	Erie County, NY Tobacco Asset Securitization Corp.[2]	5.000	06/01/2031	07/29/2018	B	29,628,623
205,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2019	06/01/2019		210,596
125,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2020	12/08/2019	A	129,712
215,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2020	06/01/2020		226,161
220,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2021	06/01/2021		235,473
145,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2022	12/07/2021	A	155,362

19        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$235,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000%	06/01/2022	06/01/2022		$254,928
250,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2023	06/01/2023		274,465
155,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2024	12/07/2023	A	168,314
255,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2024	06/01/2024		280,543
270,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2025	06/01/2025		298,150
175,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2026	12/06/2025	A	189,653
100,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2027	06/01/2027		108,917
100,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2028	06/01/2027	B	108,132
320,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2031	06/01/2027	B	341,552
255,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2035	06/01/2027	B	268,668
155,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2019	06/01/2019		159,659
160,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2020	06/01/2020		168,984
170,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2021	06/01/2021		183,148
180,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2022	06/01/2022		196,805
185,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2023	06/01/2023		204,982
195,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2024	06/01/2024		216,869

20        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$205,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000%	06/01/2025	06/01/2025		$228,923
270,000	Franklin County, NY Solid Waste Management Authority[2]	5.000	06/01/2023	06/01/2023		292,556
285,000	Franklin County, NY Solid Waste Management Authority[2]	5.000	06/01/2024	06/01/2024		310,818
835,000	Franklin County, NY Solid Waste Management Authority[2]	5.000	06/01/2027	06/01/2022	B	895,220
500,000	Geneva, NY Devel. Corp. (Hobart & William Smith Colleges)[2]	5.000	09/01/2025	09/01/2022	B	554,520
1,570,000	Glen Cove, NY Local Assistance Corp. (Tiegerman School)	4.750	07/01/2028	01/28/2025	A	1,574,977
50,000	Hempstead, NY GO2	4.250	08/15/2023	08/15/2018	B	50,173
200,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000	07/01/2029	07/01/2027	B	225,610
170,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000	07/01/2030	07/01/2027	B	191,066
150,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000	07/01/2031	07/01/2027	B	167,970
275,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000	07/01/2032	07/01/2027	B	307,268
20,000	Hudson Falls, NY Central School District[2]	4.750	06/15/2019	06/15/2019		20,676
10,000,000	L.I., NY Power Authority, Series A2	5.000	09/01/2026	09/01/2022	B	11,069,500
250,000	L.I., NY Power Authority, Series A2	5.500	04/01/2024	04/01/2019	B	257,577
10,000,000	L.I., NY Power Authority, Series B2	5.000	09/01/2027	09/01/2022	B	11,065,300
14,825,000	L.I., NY Power Authority, Series B2	5.000	09/01/2029	09/01/2022	B	16,379,401
6,635,000	L.I., NY Power Authority, Series B2	5.000	09/01/2034	09/01/2026	B	7,568,412
70,000	Livonia, NY GO2	5.000	06/15/2020	07/29/2018	B	70,151
75,000	Livonia, NY GO2	5.000	06/15/2021	07/29/2018	B	75,151
80,000	Livonia, NY GO2	5.000	06/15/2022	07/29/2018	B	80,148
85,000	Livonia, NY GO2	5.000	06/15/2023	07/29/2018	B	85,150
90,000	Livonia, NY GO2	5.000	06/15/2024	07/29/2018	B	90,149
75,000	Livonia, NY GO2	5.000	06/15/2025	07/29/2018	B	75,116
395,000	Lockport City, NY GO2	5.000	10/15/2018	10/15/2018		399,234
415,000	Lockport City, NY GO2	5.000	10/15/2019	10/15/2019		433,277
400,000	Monroe County, NY IDA (Rochester General Hospital)[2]	5.000	12/01/2026	12/01/2022	B	440,632
345,000	Monroe County, NY IDA (Rochester General Hospital)[2]	5.000	12/01/2027	12/01/2022	B	378,986
660,000	Monroe County, NY IDA (Rochester General Hospital)[2]	5.000	12/01/2028	12/01/2022	B	723,578
155,000	Monroe County, NY IDA (Southview Towers)[2]	6.125	02/01/2020	07/16/2018	B	155,259
350,000	Monroe County, NY Industrial Devel. Corp. (Highland Hospital of Rochester)[2]	5.000	07/01/2026	07/01/2025	B	401,236

21        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$200,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[2]	5.000%	10/01/2026	10/01/2021	B	$219,678
615,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	5.000	06/01/2023	06/01/2022	B	677,724
4,760,000	Nassau County, NY GO2	5.000	04/01/2027	04/01/2024	B	5,503,179
3,160,000	Nassau County, NY GO2	5.000	04/01/2029	04/01/2026	B	3,619,559
365,000	Nassau County, NY GO2	5.000	04/01/2031	04/01/2027	B	419,856
2,100,000	Nassau County, NY GO2	5.000	01/01/2032	01/01/2026	B	2,377,011
300,000	Nassau County, NY IDA (ACDS)[2]	5.950	11/01/2022	12/10/2020	A	297,744
130,000	Nassau County, NY IDA (ACDS)[2]	6.000	12/01/2019	06/02/2019	A	129,351
200,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[2]	5.950	11/01/2022	12/03/2020	A	198,496
200,000	Nassau County, NY IDA (Life’s WORCA)[2]	5.950	11/01/2022	12/12/2020	A	198,496
500,000	Nassau County, NY IDA (New York Institute of Technology)[2]	5.000	03/01/2021	03/01/2020	B	527,155
500,000	Nassau County, NY IDA (PLUS Group Home)[2]	6.150	11/01/2022	12/07/2020	A	497,915
105,000	Nassau County, NY IDA (WORCA)[2]	6.000	12/01/2019	07/29/2018	B	105,097
10,000	Nassau County, NY IDA, Series C2	6.000	12/01/2019	07/29/2018	B	10,003
2,005,000	Nassau County, NY Local Economic Assistance Corp. (Hispanic Counseling Center)[2]	4.700	12/01/2028	08/20/2024	A	2,006,023
5,690,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)[2]	5.000	07/01/2027	07/01/2022	B	6,213,992
4,500,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)[2]	5.000	07/01/2027	07/01/2022	B	4,857,525
1,100,000	New Rochelle, NY Corp. Devel. (Iona College)[2]	5.000	07/01/2029	07/01/2025	B	1,210,902
3,805,000	New Rochelle, NY Corp. Local Devel. (70 Nardozzi/City Dept. of Public Works)[2]	4.200	08/01/2028	11/08/2024	A	3,804,810
6,000,000	New Rochelle, NY IDA (College of New Rochelle)	5.250	07/01/2027	04/07/2024	A	4,956,000
555,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.500	07/01/2019	01/05/2019	A	511,172
325,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[2]	5.650	08/01/2020	07/29/2018	B	326,063
2,535,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[2]	5.750	02/01/2032	07/29/2018	B	2,543,264
2,635,000	Niagara County, NY Tobacco Asset Securitization Corp. (TASC)[2]	4.000	05/15/2029	07/29/2018	B	2,656,554
750,000	Niagara Falls, NY GO2	5.000	05/15/2028	05/15/2026	B	866,895
850,000	Niagara Falls, NY GO2	5.000	05/15/2029	05/15/2026	B	977,305

22        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$320,000	Niagara, NY Area Devel. Corp. (Niagara University)[2]	5.000%	05/01/2026	05/01/2022	B	$351,846
150,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[2]	3.850 [3]	04/01/2024	07/02/2018	B	149,297
250,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[2]	4.100 [3]	04/01/2024	07/05/2018	B	248,828
605,000	North Babylon, NY Volunteer Fire Company[2]	5.750	08/01/2022	07/29/2018	B	606,210
1,605,000	NY Counties Tobacco Trust I2	6.300	06/01/2019	07/29/2018	B	1,609,783
3,560,000	NY Counties Tobacco Trust I2	6.500	06/01/2035	07/29/2018	B	3,561,887
3,295,000	NY Counties Tobacco Trust I2	6.625	06/01/2042	07/29/2018	B	3,296,549
90,000	NY Counties Tobacco Trust II (TASC)[2]	5.625	06/01/2035	07/29/2018	B	90,322
135,000	NY Counties Tobacco Trust II (TASC)[2]	5.750	06/01/2043	07/29/2018	B	136,947
1,215,000	NY Counties Tobacco Trust III (TASC)[2]	6.000	06/01/2043	07/14/2018	B	1,216,871
3,660,000	NY Counties Tobacco Trust IV (TASC)[2]	4.750	06/01/2026	07/14/2018	B	3,661,427
570,000	NY Counties Tobacco Trust VI2	5.625	06/01/2035	11/21/2023	A	628,944
2,095,000	NY Counties Tobacco Trust VI2	5.750	06/01/2043	12/07/2031	A	2,314,556
10,200,000	NY Counties Tobacco Trust VI2	6.000	06/01/2043	11/02/2026	A	11,338,626
40,000	NY Counties Tobacco Trust VI2	6.250	06/01/2025	02/18/2021	A	41,780
830,000	NY Counties Tobacco Trust VI2	6.450	06/01/2040	07/06/2031	A	958,003
8,040,000	NY Counties Tobacco Trust VI2	6.750	06/01/2035	05/24/2026	A	8,828,965
10,000,000	NY MTA[2]	5.000	11/15/2036	11/15/2026	B	11,509,700
6,185,000	NY MTA (Green Bond)[2]	5.000	11/15/2033	11/15/2026	B	7,178,435
8,000,000	NY MTA Hudson Rail Yards[2]	5.000	11/15/2046	11/15/2019	B	8,281,040
9,985,000	NY MTA, Series C2	5.000	11/15/2028	11/15/2022	B	11,072,366
4,015,000	NY MTA, Series C2	5.000	11/15/2028	11/15/2022	B	4,543,133
2,865,000	NY MTA, Series C2	5.000	11/15/2029	11/15/2022	B	3,241,862
7,135,000	NY MTA, Series C2	5.000	11/15/2029	11/15/2022	B	7,905,723
3,565,000	NY MTA, Series C2	5.000	11/15/2030	11/15/2022	B	3,945,421
1,435,000	NY MTA, Series C2	5.000	11/15/2030	11/15/2022	B	1,623,760
240,000	NY MTA, Series C2	6.250	11/15/2023	11/15/2018	B	244,380
60,000	NY MTA, Series C2	6.250	11/15/2023	11/15/2018	B	61,070
4,000,000	NY MTA, Series D2	5.000	11/01/2025	11/01/2022	B	4,465,080
23,000,000	NY MTA, Series D2	5.000	11/15/2027	11/15/2019	B	24,023,730
20,000,000	NY MTA, Series D2	5.000	11/15/2029	11/15/2022	B	22,160,400
5,000,000	NY MTA, Series D2	5.000	11/15/2031	11/15/2021	B	5,525,450
11,800,000	NY MTA, Series D-1[2]	5.000	11/01/2026	11/01/2022	B	13,110,036
5,075,000	NY MTA, Series D-1[2]	5.000	11/01/2028	11/01/2022	B	5,622,998
160,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2021	11/15/2018	B	162,114
40,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2030	11/15/2018	B	40,512

23        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$640,000	NY Triborough Bridge & Tunnel Authority[2]	5.000%	11/15/2033	11/15/2018	B	$648,525
615,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2033	11/15/2018	B	623,419
5,000,000	NY TSASC, Inc. (TFABs)[2]	5.000	06/01/2030	06/01/2027	B	5,618,600
5,000,000	NY TSASC, Inc. (TFABs)[2]	5.000	06/01/2031	06/01/2027	B	5,590,050
5,000,000	NY TSASC, Inc. (TFABs)[2]	5.000	06/01/2032	06/01/2027	B	5,569,750
5,000,000	NY TSASC, Inc. (TFABs)[2]	5.000	06/01/2033	06/01/2027	B	5,545,500
3,130,000	NY TSASC, Inc. (TFABs)[2]	5.000	06/01/2045	06/01/2027	B	3,222,867
75,000	NY Valley Health Devel. Corp.[2]	6.750	05/20/2022	07/29/2018	B	75,324
5,000	NYC GO2	5.000	06/01/2023	07/29/2018	B	5,014
22,970,000	NYC GO4	5.000	08/01/2026	02/01/2023	A	25,709,747
18,760,000	NYC GO4	5.000	08/01/2026	02/01/2023	A	20,997,599
26,090,000	NYC GO4	5.000	08/01/2027	02/01/2023	A	29,165,359
28,685,000	NYC GO4	5.000	08/01/2027	02/01/2023	A	32,066,260
5,000,000	NYC GO2	5.000	08/01/2028	08/01/2019	B	5,178,700
2,000,000	NYC GO2	5.000	08/01/2029	08/01/2022	B	2,211,480
5,000	NYC GO2	5.125	08/01/2022	07/29/2018	B	5,015
940,000	NYC GO2	5.250	04/01/2028	04/01/2019	B	965,906
23,950,000	NYC GO2	5.250	04/01/2028	04/01/2019	B	24,631,856
10,000	NYC GO2	5.500	02/15/2026	07/29/2018	B	10,032
5,000	NYC GO2	5.500	02/15/2026	07/29/2018	B	5,016
5,000	NYC GO2	5.500	06/01/2028	07/29/2018	B	5,016
10,000	NYC GO2	5.500	11/15/2037	07/29/2018	B	10,033
5,000	NYC GO2	5.750	08/01/2018	08/01/2018		5,018
50,000	NYC GO2	5.875	06/01/2019	07/29/2018	B	50,179
55,000	NYC GO2	5.875	08/01/2019	07/29/2018	B	55,179
5,000	NYC GO2	6.000	02/15/2024	07/29/2018	B	5,018
45,000	NYC GO2	7.750	08/15/2027	08/15/2018	B	45,334
1,850,000	NYC HDC (Multifamily Hsg.)[2]	4.750	11/01/2030	05/01/2020	B	1,922,168
4,725,000	NYC HDC (Multifamily Hsg.)[2]	4.750	11/01/2030	05/01/2020	B	4,909,322
800,000	NYC HDC (Multifamily Hsg.)[2]	5.500	11/01/2034	05/01/2019	B	817,984
200,000	NYC HDC (Multifamily Hsg.)[2]	6.250	11/01/2023	11/01/2018	B	202,946
35,000	NYC HDC (Multifamily Hsg.), Series E2	6.250	05/01/2036	07/29/2018	B	35,068
37,400,000	NYC Health & Hospital Corp. (Health System)[2]	5.000	02/15/2030	02/15/2020	B	39,144,710
100,000	NYC Health & Hospital Corp. (Health System)[2]	5.500	02/15/2021	07/29/2018	B	100,323
170,000	NYC IDA (Comprehensive Care Management)[2]	5.750	08/01/2018	08/01/2018		170,224
330,000	NYC IDA (Comprehensive Care Management)[2]	5.750	11/01/2018	07/29/2018	B	330,436
340,000	NYC IDA (Comprehensive Care Management)[2]	5.750	05/01/2019	07/29/2018	B	340,299
100,000	NYC IDA (Independent Living Assoc.)[1,2]	6.200	07/01/2020	07/20/2018	B	100,031
255,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[2]	5.375	11/01/2018	11/01/2018		256,158

24        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$50,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[2]	5.375%	11/01/2018	11/01/2018		$50,227
3,685,000	NYC IDA (Montefiore Medical Center Corp.)[2]	5.125	11/01/2025	07/29/2018	B	3,686,142
5,865,000	NYC IDA (Montefiore Medical Center Corp.)[2]	5.125	11/01/2035	10/29/2018	B	5,864,531
30,000	NYC IDA (Queens Baseball Stadium)[2]	5.000	01/01/2031	07/29/2018	B	30,074
200,000	NYC IDA (Queens Baseball Stadium)[2]	6.125	01/01/2029	01/01/2019	B	204,570
4,085,000	NYC IDA (Queens Baseball Stadium)[2]	6.500	01/01/2046	01/01/2019	B	4,181,120
1,280,000	NYC IDA (Rosco, Inc.)[2]	5.625	06/01/2022	07/29/2018	B	1,280,064
500,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[2]	5.000	07/01/2020	07/01/2020		528,680
250,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[2]	5.000	07/01/2021	07/01/2021		269,952
750,000	NYC IDA (Yankee Stadium)[2,5]	3.223	03/01/2019	03/01/2019		754,087
3,000,000	NYC IDA (Yankee Stadium)[2,5]	3.253	03/01/2020	03/01/2020		3,032,250
8,655,000	NYC IDA (Yankee Stadium)[2,5]	3.303	03/01/2022	03/01/2022		8,760,678
6,550,000	NYC IDA (Yankee Stadium)[2,5]	3.313	03/01/2023	03/01/2023		6,633,185
195,000	NYC IDA (Yankee Stadium)[2,5]	3.323	03/01/2024	03/01/2024		196,529
200,000	NYC IDA (Yankee Stadium)[2,5]	3.333	03/01/2025	03/01/2025		199,638
985,000	NYC IDA (Yankee Stadium)[2,5]	3.343	03/01/2026	03/01/2026		975,613
1,000,000	NYC IDA (Yankee Stadium)[2,5]	3.353	03/01/2027	03/01/2027		984,880
15,000	NYC IDA (Yankee Stadium)[2]	5.000	03/01/2031	07/29/2018	B	15,104
20,420,000	NYC IDA (Yankee Stadium)[2]	7.000	03/01/2049	03/01/2019	B	21,130,616
10,755,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2029	06/15/2021	B	11,681,113
10,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2030	06/15/2020	B	10,588,600
25,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2031	06/15/2021	B	27,130,250
10,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2038	06/15/2028	B	11,709,300
4,835,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2038	06/15/2027	B	5,589,018
10,000,000	NYC Transitional Finance Authority[2]	5.000	08/01/2038	08/01/2027	B	11,553,000
150,000	NYC Transitional Finance Authority[2]	5.375	01/15/2030	01/15/2019	B	153,115
1,880,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2027	07/15/2022	B	2,080,558
9,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2028	07/15/2022	B	9,960,120
10,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2029	07/15/2022	B	11,050,500
11,325,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2030	07/15/2022	B	12,500,875

25        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,980,000	NYC Transitional Finance Authority (Building Aid)[2]	5.500%	01/15/2039	01/15/2019	B	$2,020,194
1,650,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	11/01/2027	11/01/2021	B	1,805,760
10,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	05/01/2032	05/01/2026	B	11,521,300
9,500,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2035	02/01/2026	B	10,799,790
5,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2037	02/01/2026	B	5,673,200
3,085,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	05/01/2037	05/01/2026	B	3,512,488
10,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	05/01/2037	05/01/2028	B	11,663,200
3,215,000	NYC Transitional Finance Authority (Future Tax)[2]	5.250	11/01/2027	11/01/2018	B	3,255,670
3,090,000	NYC Trust for Cultural Resources (Carnegie Hall/Carnegie Hall Society Obligated Group)[2]	5.000	12/01/2039	12/01/2019	B	3,218,729
50,000	NYC Trust for Cultural Resources (Lincoln Center for the Performing Arts)[2]	5.250	12/01/2018	12/01/2018		50,810
2,045,000	NYS DA (ALIA-PSCH)[2]	4.800	12/01/2023	08/19/2021	A	2,077,147
5,000	NYS DA (Barnard College)[2]	5.000	07/01/2023	07/29/2018	B	5,014
1,255,000	NYS DA (Brooklyn Law School)[2]	5.000	07/01/2025	07/01/2022	B	1,402,939
500,000	NYS DA (Culinary Institute of America)[2]	5.000	07/01/2028	07/01/2022	B	542,675
760,000	NYS DA (Health Center/BFCC/ USBFCC Obligated Group)[2]	5.000	11/15/2019	07/29/2018	B	762,128
150,000	NYS DA (Icahn School of Medicine at Mount Sinai)[2]	5.000	07/01/2022	07/01/2020	B	159,362
1,110,000	NYS DA (Iona College)[2]	5.000	07/01/2022	07/01/2022		1,203,862
1,000,000	NYS DA (Iona College)[2]	5.000	07/01/2023	07/01/2022	B	1,081,020
1,000,000	NYS DA (Iona College)[2]	5.000	07/01/2024	07/01/2022	B	1,076,710
1,000,000	NYS DA (Iona College)[2]	5.000	07/01/2025	07/01/2022	B	1,075,150
1,000,000	NYS DA (Iona College)[2]	5.000	07/01/2026	07/01/2022	B	1,073,590
1,000,000	NYS DA (Iona College)[2]	5.000	07/01/2027	07/01/2022	B	1,073,590
1,550,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[2]	4.625	12/01/2027	05/20/2024	A	1,540,003
30,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[2]	5.125	07/01/2021	07/29/2018	B	30,004
250,000	NYS DA (Mental Health Services Facilities)	5.000	02/15/2022	07/29/2018	B	250,710
100,000	NYS DA (Mental Health Services Facilities)[2]	6.250	02/15/2031	08/15/2018	B	100,554
1,105,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[2]	5.000	07/01/2025	07/01/2019	B	1,137,918

26        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$840,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[2]	5.000%	07/01/2026	07/01/2019	B	$864,100
650,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[2]	5.000	07/01/2027	07/01/2019	B	668,064
3,365,000	NYS DA (Montefiore Medical Center)[2]	5.000	08/01/2021	07/29/2018	B	3,371,595
320,000	NYS DA (Municipal Health Facilities)[2]	4.750	01/15/2029	08/17/2018	B	321,357
5,000,000	NYS DA (Municipal Health Facilities)[2]	5.000	01/15/2032	08/17/2018	B	5,022,750
100,000	NYS DA (NHlth/LIJMC/NSUH/ FrankHosp/SIUH/NSUHSFCEC&R/ HHA/Shosp/LHH/GCH/FHH/PlainH/ NHlthcare Obligated Group)[2]	5.500	05/01/2030	05/01/2019	B	103,310
8,475,000	NYS DA (North General Hospital)[2]	5.000	02/15/2025	07/29/2018	B	8,499,493
5,665,000	NYS DA (North General Hospital)[2]	5.750	02/15/2019	07/29/2018	B	5,680,635
3,750,000	NYS DA (North General Hospital)[2]	5.750	02/15/2020	07/29/2018	B	3,807,000
2,000,000	NYS DA (Orange Regional Medical Center)[2]	4.000	12/01/2020	12/01/2020		2,071,640
1,000,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2022	12/01/2022		1,095,020
2,800,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2023	12/01/2023		3,105,760
1,300,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2025	12/01/2025		1,466,985
1,500,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2026	12/01/2026		1,703,610
1,300,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2027	06/01/2027	B	1,480,141
17,000,000	NYS DA (Personal Income Tax)[2]	5.000	12/15/2029	12/15/2022	B	18,968,940
8,000,000	NYS DA (Sales Tax)[2]	5.000	03/15/2030	03/15/2028	B	9,575,760
4,105,000	NYS DA (Sales Tax)[2]	5.000	03/15/2031	09/15/2025	B	4,739,223
9,990,000	NYS DA (Sales Tax)[2]	5.000	03/15/2032	09/15/2026	B	11,621,667
17,500,000	NYS DA (Sales Tax)[2]	5.000	03/15/2038	03/15/2028	B	20,426,000
95,000	NYS DA (School District Bond Financing Program), Series C2	5.000	10/01/2018	10/01/2018		95,846
1,025,000	NYS DA (School District Bond Financing Program), Series C2	5.000	10/01/2026	10/01/2022	B	1,131,457
400,000	NYS DA (School District Bond Financing Program), Series F2	5.000	10/01/2027	10/01/2022	B	444,620
200,000	NYS DA (School District Bond Financing Program), Series F2	5.000	10/01/2028	10/01/2022	B	222,224
1,690,000	NYS DA (School District Bond Financing Program), Series H2	5.000	10/01/2026	10/01/2022	B	1,888,693
500,000	NYS DA (School District Bond Financing Program), Series H2	5.000	10/01/2027	10/01/2022	B	558,140
400,000	NYS DA (School District Bond Financing Program), Series H2	5.000	10/01/2028	10/01/2022	B	445,136

27        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$500,000	NYS DA (School District Bond Financing Program), Series H2	5.000%	10/01/2029	10/01/2022	B	$555,345
1,675,000	NYS DA (School District Financing)[2]	5.000	10/01/2025	10/01/2022	B	1,865,448
2,740,000	NYS DA (School District Financing)[2]	5.000	10/01/2026	10/01/2023	B	3,106,338
1,665,000	NYS DA (School District Financing)[2]	5.000	10/01/2026	10/01/2023	B	1,874,440
3,190,000	NYS DA (School District Financing)[2]	5.000	10/01/2026	10/01/2023	B	3,616,503
2,485,000	NYS DA (School District Financing)[2]	5.000	10/01/2027	10/01/2023	B	2,811,976
1,885,000	NYS DA (School District Financing)[2]	5.000	10/01/2027	10/01/2023	B	2,119,155
2,460,000	NYS DA (Special Surgery Hospital)[2]	6.250	08/15/2034	08/15/2019	C	2,585,485
815,000	NYS DA (St. John’s University)[2]	5.000	07/01/2027	07/01/2022	B	907,755
180,000	NYS DA (St. John’s University)[2]	5.000	07/01/2028	07/01/2022	B	200,486
10,000	NYS DA (St. John’s University)[2]	5.000	07/01/2030	07/01/2022	B	11,179
3,565,000	NYS DA (St. John’s University)[2]	5.000	07/01/2030	07/01/2022	B	3,883,390
3,275,000	NYS DA (St. John’s University)[2]	5.000	07/01/2030	07/01/2022	B	3,667,771
4,660,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2028	02/15/2022	B	5,116,214
1,135,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2028	02/15/2022	B	1,252,370
10,000,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	03/15/2028	03/15/2022	B	11,000,600
250,000	NYS DA (The Bronx-Lebanon Hospital Center)[2]	6.250	02/15/2035	02/15/2019	B	257,398
6,730,000	NYS DA (The New School)[2]	5.000	07/01/2023	04/07/2021	B	7,273,178
1,000,000	NYS DA (The New School)[2]	5.000	07/01/2029	01/01/2027	B	1,153,040
1,500,000	NYS DA (The New School)[2]	5.000	07/01/2030	01/01/2027	B	1,723,485
2,600,000	NYS DA (The New School)[2]	5.000	07/01/2031	01/01/2027	B	2,981,082
2,500,000	NYS DA (The New School)[2]	5.000	07/01/2032	01/01/2027	B	2,860,375
10,000	NYS DA (UCPHCA/Jawonio/FRC/ CPW/UCPANYS/UCP Obligated Group)[2]	4.250	07/01/2020	07/20/2018	B	10,021
30,000	NYS DA (United Cerebral Palsy Assoc. of NYC)[2]	5.750	07/01/2018	04/29/2018	A	30,000
4,780,000	NYS DA (United Cerebral Palsy Assoc. of NYS)[2]	4.875	09/01/2027	10/25/2023	A	4,778,184
2,165,000	NYS DA (United Cerebral Palsy Assoc. of Putnam & Southern Dutchess Counties)[2]	4.625	10/01/2027	03/29/2024	A	2,157,726
25,000	NYS DA (Upstate Community Colleges)[2]	6.000	07/01/2031	01/01/2019	B	25,564
35,000	NYS DA (White Plains Hospital)[2]	5.375	02/15/2043	07/29/2018	B	35,035
1,130,000	NYS DA (Yeshiva University)[2]	5.000	09/01/2027	09/01/2019	B	1,151,142
245,000	NYS DA (Yeshiva University)[2]	5.000	09/01/2027	09/01/2019	B	254,626

28        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$40,000	NYS DA (Yeshiva University)[2]	5.000%	09/01/2027	09/01/2019	B	$41,572
20,000	NYS EFC (Clean Water & Drinking Revolving Funds)[2]	4.875	06/15/2020	07/29/2018	B	20,046
385,000	NYS EFC (Clean Water & Drinking Revolving Funds)[2]	5.000	06/15/2024	07/29/2018	B	386,066
3,250,000	NYS HFA (Affordable Hsg.)[2]	5.250	11/01/2027	07/29/2018	B	3,254,648
360,000	NYS HFA (Division Street)[2]	5.000	02/15/2026	07/29/2018	B	360,515
540,000	NYS HFA (Golden Age Apartments)[2]	5.000	02/15/2037	07/29/2018	B	540,486
2,700,000	NYS HFA (Horizons at Wawayanda)[2]	5.350	06/01/2025	12/01/2018	B	2,738,232
20,000	NYS HFA (Loewn Devel. of Wappingers Falls)[2]	5.250	08/15/2019	07/29/2018	B	20,055
195,000	NYS HFA (Multifamily Hsg.)[2]	5.300	08/15/2022	07/29/2018	B	195,386
1,340,000	NYS HFA (Multifamily Hsg.)[2]	5.300	08/15/2024	07/29/2018	B	1,342,439
300,000	NYS HFA (Multifamily Hsg.)[2]	5.350	08/15/2031	07/29/2018	B	300,636
1,045,000	NYS HFA (Multifamily Hsg.)[2]	5.600	02/15/2026	07/29/2018	B	1,046,829
1,475,000	NYS HFA (Multifamily Hsg.)[2]	5.600	08/15/2033	07/29/2018	B	1,477,065
1,400,000	NYS HFA (Senior Devel. Hsg.)[2]	5.100	11/15/2023	07/29/2018	B	1,402,730
130,000	NYS HFA (Simeon Dewitt)[2]	8.000	11/01/2018	07/29/2018	B	130,610
15,000	NYS HFA, Series A2	6.125	11/01/2020	07/29/2018	B	15,040
10,000,000	NYS Thruway Authority[2]	5.000	01/01/2027	01/01/2022	B	10,919,200
15,000,000	NYS Thruway Authority[2]	5.000	01/01/2029	01/01/2022	B	16,362,900
100,000	NYS Thruway Authority[2]	5.000	04/01/2029	04/01/2019	B	102,662
20,500,000	NYS Thruway Authority[2]	5.000	01/01/2030	01/01/2022	B	22,355,455
3,995,000	NYS Thruway Authority[2]	5.000	01/01/2035	01/01/2028	B	4,636,557
80,000	NYS Thruway Authority Highway & Bridge Trust Fund[2]	5.000	04/01/2021	10/01/2018	B	80,708
4,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	4.000	07/01/2033	07/01/2024	B	4,083,400
1,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	5.000	07/01/2030	07/01/2024	B	1,100,910
4,250,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	5.000	07/01/2034	07/01/2024	B	4,635,220
3,000,000	NYS Transportation Devel. Corp. (Delta Air Lines/LaGuardia Airport Terminals)[2]	5.000	01/01/2034	01/01/2028	B	3,368,580
4,175,000	NYS UDC, Series D2	5.625	01/01/2028	01/01/2019	B	4,261,381
3,750,000	Oneida County, NY IDA (Hamilton College)[2]	5.000	09/15/2032	09/15/2018	B	3,776,850
600,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000	05/01/2028	05/01/2027	B	699,012
450,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000	05/01/2029	05/01/2027	B	520,083

29        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$835,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000%	05/01/2030	05/01/2027	B	$954,589
600,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000	05/01/2032	05/01/2027	B	679,500
465,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.000	07/01/2022	07/01/2022		511,905
490,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.000	07/01/2023	07/01/2022	B	538,446
515,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.000	07/01/2024	07/01/2022	B	563,451
540,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.000	07/01/2025	07/01/2022	B	587,369
1,000,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[2]	5.500	12/01/2031	12/01/2021	B	1,107,160
690,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2019	07/01/2019		713,053
460,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2019	07/01/2019		475,369
485,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2020	07/01/2020		514,682
730,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2020	07/01/2020		774,676
765,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2021	07/01/2021		829,061
505,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2021	07/01/2021		547,289
530,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2022	07/01/2022		584,744
805,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2022	07/01/2022		888,148
1,570,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital)[2]	5.375	12/01/2021	07/29/2018	B	1,574,679
650,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000	10/01/2022	10/01/2022		674,850
700,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000	10/01/2023	10/01/2023		727,405
660,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000	10/01/2024	10/01/2024		686,855
38,000,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	5.750	12/01/2022	04/04/2019	B	39,544,320
46,510,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	5.750	12/01/2025	07/29/2018	B	48,400,632
2,600,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	6.500	12/01/2028	07/29/2018	B	2,610,036

30        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$39,900,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	6.500%	12/01/2028	07/29/2018	B	$41,781,684
10,905,000	Port Authority NY/NJ (KIAC)[2]	6.750	10/01/2019	02/26/2019	B	11,372,279
7,005,000	Port Authority NY/NJ, 172nd Series[2]	5.000	10/01/2025	04/01/2022	B	7,721,962
10,000,000	Port Authority NY/NJ, 172nd Series[2]	5.000	10/01/2028	04/01/2022	B	10,985,700
13,075,000	Port Authority NY/NJ, 172nd Series[2]	5.000	10/01/2030	04/01/2022	B	14,329,285
12,500,000	Port Authority NY/NJ, 185th Series[2]	5.000	09/01/2026	09/01/2024	B	14,121,375
3,775,000	Port Authority NY/NJ, 186th Series[2]	5.000	10/15/2031	10/15/2024	B	4,220,299
8,845,000	Port Authority NY/NJ, 193rd Series[2]	5.000	10/15/2032	10/15/2025	B	9,994,319
365,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[2]	5.900	08/01/2020	07/29/2018	B	366,088
20,000	Rensselaer County, NY IDA (Franciscan Heights)[2]	4.500	12/01/2019	07/29/2018	B	20,034
1,200,000	Rensselaer County, NY IDA (Franciscan Heights)[2]	5.375	12/01/2025	07/29/2018	B	1,202,076
575,000	Rockland County, NY GO2	5.000	12/15/2019	12/15/2019		601,554
575,000	Rockland County, NY GO2	5.000	12/15/2020	12/15/2020		614,186
600,000	Rockland County, NY GO2	5.000	12/15/2022	12/15/2022		655,644
135,000	Rockland County, NY Tobacco Asset Securitization Corp.[2]	5.625	08/15/2035	07/29/2018	B	138,453
195,000	Saratoga County, NY Capital Resource Corp. (Skidmore College)[2]	5.000	07/01/2024	07/01/2024		224,679
385,000	Spring Valley, NY (Quality Redevel.)[2]	5.000	06/15/2021	07/29/2018	B	386,078
405,000	Spring Valley, NY (Quality Redevel.)[2]	5.000	06/15/2022	07/29/2018	B	406,126
300,000	Spring Valley, NY GO2	5.000	05/01/2020	07/29/2018	B	300,786
310,000	Spring Valley, NY GO2	5.000	05/01/2021	07/29/2018	B	310,831
325,000	Spring Valley, NY GO2	5.000	05/01/2022	07/29/2018	B	325,845
335,000	Spring Valley, NY GO2	5.000	05/01/2023	07/29/2018	B	335,844
350,000	Spring Valley, NY GO2	5.000	05/01/2024	07/29/2018	B	350,854
365,000	Spring Valley, NY GO2	5.000	05/01/2025	07/29/2018	B	365,891
1,050,000	St. Lawrence County, NY IDA (Clarkson University)[2]	5.250	09/01/2033	03/01/2022	B	1,147,692
300,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2024	01/01/2023	B	333,180
920,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2025	01/01/2023	B	1,021,338
1,345,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2027	01/01/2023	B	1,482,298
300,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2028	07/01/2026	B	346,284

31        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$785,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000%	07/01/2030	07/01/2026	B	$898,864
450,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2031	07/01/2026	B	514,238
375,000	Suffern, NY GO2	5.000	03/15/2021	03/15/2021		401,651
395,000	Suffern, NY GO2	5.000	03/15/2022	03/15/2021	B	419,763
310,000	Suffern, NY GO2	5.000	03/15/2023	03/15/2021	B	328,101
475,000	Suffern, NY GO2	5.000	03/15/2026	03/15/2021	B	498,180
400,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[2]	6.750	06/01/2027	01/08/2023	B	405,300
200,000	Suffolk County, NY IDA (ALIA-IGHL)[2]	5.950	11/01/2022	12/03/2019	A	198,260
300,000	Suffolk County, NY IDA (ALIA-NYS ARC)[2]	5.950	11/01/2022	11/28/2019	A	297,390
300,000	Suffolk County, NY IDA (ALIA-WORCA)[2]	5.950	11/01/2022	11/01/2018	B	303,201
295,000	Suffolk County, NY IDA (DDI)[2]	6.000	10/01/2020	07/29/2018	B	295,050
295,000	Suffolk County, NY IDA (DDI)[2]	6.000	10/01/2020	10/20/2019	A	294,985
424,666	Suffolk County, NY IDA (Dowling College)	4.750	06/01/2026	07/04/2024	A	414,049
2,330,000	Suffolk County, NY IDA (Dowling College)[6,7]	6.700	12/01/2020	12/16/2019	A	582,500
300,000	Suffolk County, NY IDA (Independent Group Home Living)[2]	6.000	10/01/2020	10/15/2019	A	298,416
1,060,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[2]	5.500	01/01/2023	07/29/2018	B	1,060,424
200,000	Suffolk County, NY IDA (Suffolk Hotels)[2]	6.000	10/01/2020	10/17/2019	A	199,978
100,000	Suffolk County, NY IDA (WORCA)[2]	6.000	10/01/2020	07/29/2018	B	100,108
1,145,000	Suffolk, NY Tobacco Asset Securitization Corp.[2]	5.000	06/01/2021	06/01/2021		1,254,599
2,165,000	Sullivan County, NY Infrastructure (Adelaar)[2]	4.850	11/01/2031	11/23/2026	A	2,070,563
15,085,000	Sullivan County, NY Infrastructure (Adelaar)[2]	4.850	11/01/2031	11/24/2026	A	14,426,992
5,110,000	Sullivan County, NY Infrastructure (Adelaar)[2]	4.850	11/01/2031	11/23/2026	A	4,887,102
1,395,000	Sullivan County, NY Infrastructure (Adelaar)[2]	4.850	11/01/2031	11/18/2026	A	1,334,150
2,115,000	Sullivan County, NY Infrastructure (Adelaar)[2]	4.850	11/01/2031	11/20/2026	A	2,022,744
2,205,000	Syracuse, NY IDA (Carousel Center)[2]	5.000	01/01/2028	01/01/2026	B	2,438,223
12,235,000	Syracuse, NY IDA (Carousel Center)[2]	5.000	01/01/2029	01/01/2026	B	13,401,852

32        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$2,350,000	Syracuse, NY IDA (Carousel Center)[2]	5.000%	01/01/2031	01/01/2026	B	$2,559,597
1,000,000	Troy, NY IDA (Rensselaer Polytechnic Institute)[2]	5.000	09/01/2031	09/01/2021	B	1,071,090
10,000	Westhampton Beach, NY Union Free School District[2]	4.625	03/01/2027	07/29/2018	B	10,025
60,000	White Plains, NY HDC (Battle Hill)[2]	6.650	02/01/2025	02/11/2022	A	64,331
2,000,000	Yonkers, NY GO2	5.000	10/01/2023	10/01/2021	B	2,203,420
1,000,000	Yonkers, NY GO2	5.000	10/01/2024	10/01/2021	B	1,101,710
1,455,000	Yonkers, NY IDA (Monastery Manor Associates)[2]	5.000	04/01/2025	07/29/2018	B	1,458,798
4,830,000	Yonkers, NY IDA (Sarah Lawrence College)[2]	5.750	06/01/2024	06/01/2019	B	5,010,497
						1,380,918,658
Other Territory—0.1%
433,114	Public Hsg. Capital Fund Multi- State Revenue Trust I2	4.500	07/01/2022	07/27/2020	A	433,240
U.S. Possessions—23.7%
1,500,000	Guam Education Financing Foundation COP[2]	3.000	10/01/2018	10/01/2018		1,504,185
1,605,000	Guam Education Financing Foundation COP[2]	5.000	10/01/2019	10/01/2019		1,665,043
1,435,000	Guam Government Business Privilege[2]	5.000	01/01/2027	01/01/2022	B	1,524,142
3,255,000	Guam Government Business Privilege[2]	5.000	01/01/2028	01/01/2022	B	3,450,560
1,000,000	Guam Government Limited Obligation[2]	5.500	12/01/2019	12/01/2019		1,053,470
12,155,000	Guam International Airport Authority[2]	6.000	10/01/2023	08/01/2018	B	12,187,575
900,000	Guam Power Authority, Series A2	5.000	10/01/2019	10/01/2019		934,353
1,350,000	Guam Power Authority, Series A2	5.000	10/01/2020	10/01/2020		1,437,804
1,350,000	Guam Power Authority, Series A2	5.000	10/01/2021	10/01/2021		1,467,247
3,185,000	Guam Power Authority, Series A2	5.000	10/01/2025	10/01/2022	B	3,467,446
2,690,000	Guam Power Authority, Series A2	5.000	10/01/2026	10/01/2022	B	2,948,886
4,000,000	Guam Power Authority, Series A2	5.000	10/01/2030	10/01/2022	B	4,278,520
15,250,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2024	07/01/2024		12,810,000
53,700,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.375	05/15/2033	07/29/2018	B	54,327,753
43,885,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.500	05/15/2039	07/29/2018	B	44,153,137
12,600,000	Puerto Rico Commonwealth GO, AGC[5]	3.021	07/01/2018	07/01/2018		12,600,000
4,400,000	Puerto Rico Commonwealth GO, AGC[5]	3.041	07/01/2019	07/01/2019		4,417,820

33        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$6,155,000	Puerto Rico Commonwealth GO, AGC[5]	3.061%	07/01/2020	07/01/2020		$6,170,387
400,000	Puerto Rico Commonwealth GO, FGIC[5,8]	3.061	07/01/2021	07/01/2021		320,000
165,000	Puerto Rico Commonwealth GO9	5.000	07/01/2024	07/01/2024		70,537
25,000	Puerto Rico Commonwealth GO9	5.000	07/01/2028	12/14/2026	A	10,687
500,000	Puerto Rico Commonwealth GO, AGC[2]	5.250	07/01/2020	07/29/2018	B	512,340
2,430,000	Puerto Rico Commonwealth GO9	5.250	07/01/2021	07/01/2021		1,038,825
2,715,000	Puerto Rico Commonwealth GO9	5.250	07/01/2022	07/01/2022		1,160,662
4,795,000	Puerto Rico Commonwealth GO9	5.250	07/01/2022	07/01/2022		2,049,862
15,000	Puerto Rico Commonwealth GO9	5.250	07/01/2029	07/01/2029		6,412
1,400,000	Puerto Rico Commonwealth GO9	5.375	07/01/2030	07/01/2030		591,500
1,950,000	Puerto Rico Commonwealth GO, NPFGC[2]	5.500	07/01/2019	07/01/2019		1,994,518
440,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2020	07/01/2020		456,381
13,100,000	Puerto Rico Commonwealth GO9	5.500	07/01/2023	07/01/2023		5,600,250
240,000	Puerto Rico Commonwealth GO9	5.500	07/01/2026	07/01/2026		101,400
600,000	Puerto Rico Commonwealth GO9	6.000	07/01/2038	08/12/2036	A	256,500
150,000	Puerto Rico Convention Center Authority, FGIC[8]	5.000	07/01/2023	07/01/2023		116,625
2,001,657	Puerto Rico Electric Power Authority[9]	10.000	07/01/2019	07/01/2019		900,746
2,001,656	Puerto Rico Electric Power Authority[9]	10.000	07/01/2019	07/01/2019		900,745
1,501,242	Puerto Rico Electric Power Authority[9]	10.000	01/01/2021	01/01/2021		675,559
1,501,243	Puerto Rico Electric Power Authority[9]	10.000	07/01/2021	07/01/2021		675,559
500,414	Puerto Rico Electric Power Authority[9]	10.000	01/01/2022	01/01/2022		225,186
500,414	Puerto Rico Electric Power Authority[9]	10.000	07/01/2022	07/01/2022		225,186
13,150,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2022	07/01/2022		5,917,500
10,920,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2023	07/01/2023		4,914,000
6,490,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2024	07/01/2024		2,920,500
24,000,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2027	07/01/2027		10,800,000
20,000,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2028	07/01/2028		9,000,000
100,000	Puerto Rico Electric Power Authority, Series DDD[9]	5.000	07/01/2022	07/01/2022		45,000
500,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2024	07/29/2018	B	501,895

34        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$285,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000%	07/01/2021	07/29/2018	B	$287,237
50,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2022	07/29/2018	B	50,321
280,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	07/29/2018	B	281,061
100,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2022	07/29/2018	B	100,642
830,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2023	07/29/2018	B	833,660
12,500,000	Puerto Rico Electric Power Authority, Series WW9	5.250	07/01/2025	07/01/2025		5,625,000
500,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2026	07/01/2026		225,000
85,000	Puerto Rico HFA[2]	5.000	12/01/2020	07/29/2018	B	88,612
5,400,000	Puerto Rico Highway & Transportation Authority, AMBAC[5]	3.480	07/01/2028	07/01/2028		4,650,750
50,000	Puerto Rico Highway & Transportation Authority, NPFGC[2]	5.000	07/01/2018	07/01/2018		50,000
90,000	Puerto Rico Highway & Transportation Authority[9]	5.000	07/01/2022	07/01/2022		4,208
135,000	Puerto Rico Highway & Transportation Authority[9]	5.000	07/01/2023	07/01/2023		6,311
160,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.000	07/01/2025	07/01/2025		127,200
835,000	Puerto Rico Highway & Transportation Authority, AGC[2]	5.000	07/01/2027	07/29/2018	B	857,453
90,000	Puerto Rico Highway & Transportation Authority[9]	5.000	07/01/2028	08/06/2026	A	4,208
425,000	Puerto Rico Highway & Transportation Authority[9]	5.000	07/01/2028	02/20/2026	A	19,869
50,000	Puerto Rico Highway & Transportation Authority, NPFGC	5.000	07/01/2028	01/01/2019	B	50,053
67,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.250	07/01/2017	07/01/2017		53,433
25,000	Puerto Rico Highway & Transportation Authority[9]	5.750	07/01/2019	07/01/2019		1,169
425,000	Puerto Rico Highway & Transportation Authority, AGC[2]	5.750	07/01/2019	07/29/2018	B	432,620
230,000	Puerto Rico Highway & Transportation Authority[9]	5.750	07/01/2020	07/01/2020		10,753
5,060,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.750	07/01/2021	07/01/2021		4,048,000
7,995,000	Puerto Rico Highway & Transportation Authority[9]	5.750	07/01/2022	07/01/2022		373,766
7,000,000	Puerto Rico Highway & Transportation Authority[9]	5.750	07/01/2024	07/01/2024		1,435,000

35        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$400,000	Puerto Rico Highway & Transportation Authority, Series G, FGIC[8]	5.250%	07/01/2019	07/01/2019		$320,000
100,000	Puerto Rico Highway & Transportation Authority, Series I, FGIC[8]	5.000	07/01/2023	07/01/2023		80,000
4,355,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2021	07/01/2021		892,775
8,500,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2022	07/01/2022		1,742,500
12,275,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2023	07/01/2023		2,516,375
12,760,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2024	07/01/2024		2,615,800
14,545,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2025	07/01/2025		2,981,725
16,725,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2026	07/01/2026		3,428,625
780,000	Puerto Rico Infrastructure[9]	5.000	07/01/2019	07/01/2019		81,900
2,460,000	Puerto Rico Infrastructure[9]	6.000	12/15/2026	12/15/2026		1,519,050
885,000	Puerto Rico Infrastructure (Mepsi Campus)[9]	6.250	10/01/2024	01/01/2022	A	179,213
1,165,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2019	04/01/2019		1,168,984
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2021	04/01/2021		647,374
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		638,625
20,400,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	10/17/2024	A	18,844,500
500,000	Puerto Rico ITEMECF (International American University)[2]	5.000	10/01/2021	10/01/2021		521,540
1,740,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)	6.700	05/01/2024	01/07/2022	A	1,552,950
365,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	10/01/2021		344,925
415,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2022	10/01/2022		390,100
355,000	Puerto Rico ITEMECF (University Plaza), NPFGC	5.625	07/01/2018	07/01/2018		355,000
1,875,000	Puerto Rico ITEMECF (University Plaza), NPFGC	5.625	07/01/2019	01/01/2019	B	1,899,113
20,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	4.750	08/01/2022	07/29/2018	B	20,060
500,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.000	08/01/2027	07/29/2018	B	513,445
70,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.250	08/01/2021	07/29/2018	B	71,728

36        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$10,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250%		08/01/2024	08/01/2024		$6,750,000
10,245,000	Puerto Rico Municipal Finance Agency, Series C, AGC[2]	5.250		08/01/2018	08/01/2018		10,267,641
275,000	Puerto Rico Public Buildings Authority[9]	5.125		07/01/2024	01/05/2024	A	120,313
14,280,000	Puerto Rico Public Buildings Authority[9]	5.250		07/01/2029	05/03/2028	A	6,247,500
2,060,000	Puerto Rico Public Buildings Authority[9]	5.500		07/01/2021	07/01/2021		901,250
2,425,000	Puerto Rico Public Buildings Authority[9]	5.500		07/01/2024	07/01/2024		1,060,938
30,000	Puerto Rico Public Buildings Authority[9]	5.500		07/01/2025	07/01/2025		13,125
5,000,000	Puerto Rico Public Buildings Authority[9]	5.500		07/01/2026	07/01/2026		2,187,500
50,000	Puerto Rico Public Buildings Authority[9]	5.750		07/01/2017	07/01/2017		21,688
3,020,000	Puerto Rico Public Buildings Authority[9]	6.000		07/01/2020	07/01/2020		1,321,250
1,270,000	Puerto Rico Public Buildings Authority[9]	6.250		07/01/2023	07/01/2023		555,625
50,000	Puerto Rico Public Buildings Authority[9]	6.250		07/01/2026	07/01/2026		21,875
1,400,000	Puerto Rico Public Buildings Authority[9]	10.000		07/01/2034	07/01/2034		612,500
1,250,000	Puerto Rico Public Buildings Authority, AMBAC	10.000	[3]	07/01/2035	07/29/2018	B	1,325,663
205,030,000	Puerto Rico Public Finance Corp., Series A9	6.500		08/01/2028	12/12/2027	A	5,638,325
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A9	5.625		08/01/2030	08/01/2030		7,650,000
30,810,000	Puerto Rico Sales Tax Financing Corp., Series A9	6.125		08/01/2029	08/01/2029		13,864,500
4,080,000	University of Puerto Rico	5.000		06/01/2025	06/01/2025		3,162,000
2,750,000	University of Puerto Rico	5.000		06/01/2026	06/01/2026		2,131,250
7,470,000	University of Puerto Rico, Series P	5.000		06/01/2021	06/01/2021		5,789,250
8,500,000	University of Puerto Rico, Series P	5.000		06/01/2022	06/01/2022		6,587,500
3,725,000	University of Puerto Rico, Series P	5.000		06/01/2024	06/01/2024		2,886,875
5,645,000	University of Puerto Rico, Series P	5.000		06/01/2030	12/23/2028	A	4,374,875
2,490,000	University of Puerto Rico, Series Q	5.000		06/01/2019	06/01/2019		2,216,474
3,515,000	University of Puerto Rico, Series Q	5.000		06/01/2021	06/01/2021		2,724,125
7,410,000	University of Puerto Rico, Series Q	5.000		06/01/2023	06/01/2023		5,742,750
100,000	University of Puerto Rico, Series Q	5.000		06/01/2024	06/01/2024		77,500
300,000	University of Puerto Rico, Series Q	5.000		06/01/2030	12/22/2028	A	232,500
1,500,000	V.I. Public Finance Authority[2]	5.000		09/01/2033	09/01/2025	B	1,578,465
1,425,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	4.000		10/01/2022	08/03/2019	A	1,449,980

37        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$3,380,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000%	10/01/2023	07/29/2018	B	$3,388,450
850,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2024	07/29/2018	B	852,117
3,760,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2025	07/29/2018	B	3,769,250
1,715,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2026	07/29/2018	B	1,719,167
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2027	07/29/2018	B	50,121
280,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2028	07/29/2018	B	280,675
1,125,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2018	10/01/2018		1,125,731
1,660,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2020	10/14/2019	A	1,630,950
1,500,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2027	11/18/2025	A	1,383,750
620,000	V.I. Public Finance Authority (Matching Fund Loan Note)	6.750	10/01/2037	08/08/2034	A	525,450
1,100,000	V.I. Public Finance Authority, Series A	5.000	10/01/2018	10/01/2018		1,100,715
9,285,000	V.I. Public Finance Authority, Series A	5.000	10/01/2024	11/07/2022	A	8,205,619
20,000	V.I. Public Finance Authority, Series C	5.000	10/01/2022	09/22/2021	A	19,550
955,000	V.I. Tobacco Settlement Financing Corp. (TASC)[2]	5.000	05/15/2031	07/29/2018	B	956,824
100,000	V.I. Water & Power Authority	4.500	07/01/2020	07/29/2018	B	100,123
125,000	V.I. Water & Power Authority	4.500	07/01/2028	07/29/2018	B	125,011
225,000	V.I. Water & Power Authority	5.000	07/01/2018	04/29/2018	A	225,000
125,000	V.I. Water & Power Authority	5.000	07/01/2019	07/29/2018	B	125,264

						408,426,340

Total Municipal Bonds and Notes (Cost $2,168,974,525)						1,789,778,238

Shares
Common Stock—0.4%
2,137	CMS Liquidating Trust[7,10,11] (Cost $6,838,400)					6,197,300

38        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Corporate Bond and Note—0.0%
$562,164	Dowling College, NY, Series 2015 Taxable Revenue Bond[7,9,11] (Cost $562,164)	7.500%	06/15/2018	$562,164
Total Investments, at Value (Cost $2,176,375,089)—104.4%				1,796,537,702
Net Other Assets (Liabilities)—(4.4)				(74,951,204)

Net Assets—100.0%				$1,721,586,498

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

B. Optional call date; corresponds to the most conservative yield calculation.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

3. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

8. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

9. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. Non-income producing security.

11. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
AGC	Assured Guaranty Corp.
ALIA	Alliance of Long Island Agencies
AMBAC	AMBAC Indemnity Corp.
ARC	Assoc. of Retarded Citizens

39        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

BFCC	Brookdale Family Care Center
COP	Certificates of Participation
CPW	Cerebral Palsy of Westchester
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
FGIC	Financial Guaranty Insurance Co.
FHH	Forest Hills Hospital
FrankHosp	Franklin Hospital
FRC	Franziska Racker Centers
GCH	Glen Cove Hospital
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHA	Huntington Hospital Association
HQS	Health Quest System
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NPFGC	National Public Finance Guarantee Corp.
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
UCP	United Creative Program
UCPANYS	United Cerebral Palsy Association of New York State
UCPHCA	United Cerebral Palsy Assoc. and Handicapped Children’s Assoc.
UDC	Urban Development Corporation
USBFCC	Urban Strategies Brookdale Family Care Center
V.I.	United States Virgin Islands
VBHosp	Vassar Brothers Hospital
WORCA	Working Organization for Retarded Children and Adults

40        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

41        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments: Unaffiliated companies (cost $2,176,375,089)	$1,796,537,702
Cash	815,242
Receivables and other assets:
Interest	19,565,865
Investments sold on a when-issued or delayed delivery basis	885,000
Shares of beneficial interest sold	519,257
Other	815,457

Total assets	1,819,138,523
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	48,250,000
Payable for borrowings (See Note 9)	46,800,000
Shares of beneficial interest redeemed	719,759
Dividends	524,374
Trustees’ compensation	455,408
Investments purchased	351,377
Distribution and service plan fees	323,419
Interest expense on borrowings	32,701
Shareholder communications	795
Other	94,192

Total liabilities	97,552,025
Net Assets	$1,721,586,498

Composition of Net Assets
Paid-in capital	$2,256,215,624
Accumulated net investment income	12,856,847
Accumulated net realized loss on investments	(167,648,586)
Net unrealized depreciation on investments	(379,837,387)

Net Assets	$1,721,586,498

42        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,172,806,730 and 405,297,461 shares of beneficial interest outstanding)	$2.89
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$2.96

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $398,982,794 and 138,691,838 shares of beneficial interest outstanding)	$2.88

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $149,796,974 and 51,764,809 shares of beneficial interest outstanding)	$2.89

See accompanying Notes to Financial Statements.

43        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Interest	$35,992,430
Expenses
Management fees	3,517,845
Distribution and service plan fees:
Class A	1,416,338
Class B1	2,500
Class C	2,052,035
Transfer and shareholder servicing agent fees:
Class A	580,889
Class B1	250
Class C	205,401
Class Y	71,224
Shareholder communications:
Class A	11,773
Class B1	59
Class C	6,897
Class Y	2,267
Legal, auditing and other professional fees	1,056,802
Borrowing fees	840,480
Interest expense on borrowings	258,217
Interest expense and fees on short-term floating rate notes issued (See Note 4)	134,892
Trustees’ compensation	13,662
Custodian fees and expenses	7,555
Other	46,843

Total expenses	10,225,929
Net Investment Income	25,766,501
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(114,748,674)
Net change in unrealized appreciation/depreciation on investment transactions	195,652,100
Net Increase in Net Assets Resulting from Operations	$106,669,927

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

44        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$25,766,501	$60,190,046
Net realized loss	(114,748,674)	(9,393,146)
Net change in unrealized appreciation/depreciation	195,652,100	(127,449,903)

Net increase (decrease) in net assets resulting from operations	106,669,927	(76,653,003)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(17,079,826)	(46,007,163)
Class B1	(5,902)	(60,378)
Class C	(4,534,310)	(13,637,084)
Class Y	(2,261,910)	(6,121,027)

	(23,881,948)	(65,825,652)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(82,086,085)	(319,497,412)
Class B1	(1,242,260)	(2,618,725)
Class C	(53,442,743)	(202,922,887)
Class Y	323,369	(11,341,296)

	(136,447,719)	(536,380,320)
Net Assets
Total decrease	(53,659,740)	(678,858,975)
Beginning of period	1,775,246,238	2,454,105,213

End of period (including accumulated net investment income of $12,856,847 and $10,972,294, respectively)	$1,721,586,498	$1,775,246,238

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

45        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended June 30, 2018 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$106,669,927

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(135,512,299)
Proceeds from disposition of investment securities	283,743,227
Short-term investment securities, net	4,825,320
Premium amortization	9,345,450
Discount accretion	(4,381,427)
Net realized loss on investment transactions	114,748,674
Net change in unrealized appreciation/depreciation on investment transactions	(195,652,100)
Change in assets:
Increase in other assets	(243,462)
Decrease in interest receivable	1,799,132
Decrease in receivable for securities sold	7,772,909
Change in liabilities:
Decrease in other liabilities	(338,451)
Increase in payable for securities purchased	351,377

Net cash provided by operating activities	193,128,277

Cash Flows from Financing Activities
Proceeds from borrowings	200,400,000
Payments on borrowings	(224,900,000)
Proceeds from shares sold	67,205,274
Payments on shares redeemed	(238,031,740)
Cash distributions paid	(4,233,554)

Net cash used in financing activities	(199,560,020)

Net decrease in cash	(6,431,743)

Cash, beginning balance	7,246,985

Cash, ending balance	$815,242

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $19,795,058.

Cash paid for interest on borrowings—$282,976.

Cash paid for interest on short-term floating rate notes issued— $134,892.

See accompanying Notes to Financial Statements.

46        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$2.76	$2.95	$3.01	$3.16	$3.06	$3.39

Income (loss) from investment operations:
Net investment income[1]	0.04	0.08	0.10	0.12	0.13	0.12
Net realized and unrealized gain (loss)	0.13	(0.18)	(0.05)	(0.15)	0.09	(0.34)

Total from investment operations	0.17	(0.10)	0.05	(0.03)	0.22	(0.22)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.09)	(0.11)	(0.12)	(0.12)	(0.11)

Net asset value, end of period	$2.89	$2.76	$2.95	$3.01	$3.16	$3.06

Total Return, at Net Asset Value[2]	6.24%	(3.51)%	1.64%	(1.02)%	7.16%	(6.55)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,172,806	$1,198,772	$1,613,157	$1,854,409	$2,345,120	$2,781,283

Average net assets (in thousands)	$1,171,270	$1,486,082	$1,753,650	$2,155,732	$2,569,176	$3,525,801

Ratios to average net assets:[3]
Net investment income	3.17%	2.85%	3.29%	3.73%	4.10%	3.56%
Expenses excluding specific expenses listed below	0.89%	0.82%	0.88%	0.78%	0.75%	0.76%
Interest and fees from borrowings	0.13%	0.12%	0.08%	0.05%	0.06%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%

Total expenses	1.04%	0.96%	0.98%	0.85%	0.83%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	0.96%	0.98%	0.85%	0.83%	0.81%

Portfolio turnover rate	8%	9%	21%	9%	4%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$2.74	$2.93	$3.00	$3.14	$3.05	$3.37

Income (loss) from investment operations:
Net investment income[1]	0.03	0.06	0.08	0.09	0.10	0.09
Net realized and unrealized gain (loss)	0.14	(0.18)	(0.06)	(0.13)	0.08	(0.32)

Total from investment operations	0.17	(0.12)	0.02	(0.04)	0.18	(0.23)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.07)	(0.09)	(0.10)	(0.09)	(0.09)

Net asset value, end of period	$2.88	$2.74	$2.93	$3.00	$3.14	$3.05

Total Return, at Net Asset Value[2]	6.26%	(4.27)%	0.55%	(1.45)%	6.05%	(7.01)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$398,983	$432,706	$670,317	$787,924	$998,061	$1,160,492

Average net assets (in thousands)	$413,968	$574,072	$741,999	$911,014	$1,078,306	$1,450,233

Ratios to average net assets:[3]
Net investment income	2.41%	2.13%	2.54%	2.97%	3.35%	2.78%
Expenses excluding specific expenses listed below	1.64%	1.57%	1.63%	1.53%	1.50%	1.54%
Interest and fees from borrowings	0.13%	0.12%	0.08%	0.05%	0.06%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%

Total expenses	1.79%	1.71%	1.73%	1.60%	1.58%	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.71%	1.73%	1.60%	1.58%	1.59%

Portfolio turnover rate	8%	9%	21%	9%	4%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class Y	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$2.76	$2.95	$3.01	$3.16	$3.06	$3.39

Income (loss) from investment operations:
Net investment income[1]	0.05	0.09	0.11	0.12	0.14	0.12
Net realized and unrealized gain (loss)	0.12	(0.18)	(0.05)	(0.14)	0.08	(0.33)

Total from investment operations	0.17	(0.09)	0.06	(0.02)	0.22	(0.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.10)	(0.12)	(0.13)	(0.12)	(0.12)

Net asset value, end of period	$2.89	$2.76	$2.95	$3.01	$3.16	$3.06

Total Return, at Net Asset Value[2]	6.37%	(3.28)%	1.89%	(0.77)%	7.42%	(6.34)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$149,797	$142,546	$166,668	$154,422	$213,528	$170,966

Average net assets (in thousands)	$143,686	$184,382	$159,564	$193,158	$191,461	$210,498

Ratios to average net assets:[3]
Net investment income	3.41%	3.04%	3.53%	3.97%	4.35%	3.80%
Expenses excluding specific expenses listed below	0.64%	0.57%	0.63%	0.53%	0.50%	0.54%
Interest and fees from borrowings	0.13%	0.12%	0.08%	0.05%	0.06%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%

Total expenses	0.79%	0.71%	0.73%	0.60%	0.58%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.71%	0.73%	0.60%	0.58%	0.59%

Portfolio turnover rate	8%	9%	21%	9%	4%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”), a series of Rochester Portfolio Series, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

50        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2017 capital loss carryforwards are included in the table below. Capital loss

51        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2018	$813,470
No expiration	57,071,782

Total	$57,885,252

At period end, it is estimated that the capital loss carryforwards would be $813,470 expiring by 2018 and $171,820,456, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,124,282,049[1]

Gross unrealized appreciation	$38,173,228
Gross unrealized depreciation	(418,010,615)

Net unrealized depreciation	$(379,837,387)

1. The Federal tax cost of securities does not include cost of $52,093,040, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

52        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee

53        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

54        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$1,380,336,158	$582,500	$1,380,918,658
Other Territory	—	433,240	—	433,240
U.S. Possessions	—	408,426,340	—	408,426,340
Common Stock	—	—	6,197,300	6,197,300
Corporate Bond and Note	—	—	562,164	562,164

Total Assets	$—	$1,789,195,738	$7,341,964	$1,796,537,702

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$(582,500)	$582,500

Total Assets	$(582,500)	$582,500

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating

55        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in

56        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust

57        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $48,250,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $107,938,965 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $48,250,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 11,485,000	NYC GO Tender Option Bond Series 2015-XF2155 Trust[3]	8.008%	8/1/26	$14,224,747
9,380,000	NYC GO Tender Option Bond Series 2015-XF2155- 2 Trust[3]	8.008	8/1/20	11,617,599
13,045,000	NYC GO Tender Option Bond Series 2015-XF2155- 3 Trust[3]	8.008	8/1/27	16,120,359
14,345,000	NYC GO Tender Option Bond Series 2015-XF2155- 4 Trust[3]	8.007	8/1/27	17,726,260

				$59,688,965

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or

58        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $48,250,000 or 2.65% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$885,000

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

59        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$490,949,980
Market Value	$112,528,416
Market Value as % of Net Assets	6.54%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to

60        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

5. Market Risk Factors (Continued)

various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold[1]	11,323,193	$31,881,787	49,142,645	$143,338,381
Dividends and/or distributions reinvested	4,958,535	13,982,319	13,483,295	39,164,332
Redeemed	(45,668,660)	(127,950,191)	(174,729,250)	(502,000,125)

Net decrease	(29,386,932)	$(82,086,085)	(112,103,310)	$(319,497,412)

61        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class B
Sold	1	$3	485	$1,373
Dividends and/or distributions reinvested	1,597	4,448	17,376	50,631
Redeemed[1]	(445,799)	(1,246,711)	(919,929)	(2,670,729)
Net decrease	(444,201)	$(1,242,260)	(902,068)	$(2,618,725)

Class C
Sold	2,509,085	$6,970,199	12,709,934	$36,378,785
Dividends and/or distributions reinvested	1,386,998	3,888,678	3,876,138	11,200,539
Redeemed	(23,019,074)	(64,301,620)	(87,243,459)	(250,502,211)
Net decrease	(19,122,991)	$(53,442,743)	(70,657,387)	$(202,922,887)

Class Y
Sold	9,354,812	$26,279,846	34,988,410	$102,010,524
Dividends and/or distributions reinvested	680,329	1,919,613	1,770,401	5,135,130
Redeemed	(9,957,598)	(27,876,090)	(41,561,948)	(118,486,950)
Net increase (decrease)	77,543	$323,369	(4,803,137)	$(11,341,296)

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$135,512,299	$283,743,227

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Next $3 billion	0.39
Next $5 billion	0.38
Over $10 billion	0.37

The Fund’s effective management fee for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day

62        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,927
Payments Made to Retired Trustees	79,241
Accumulated Liability as of June 30, 2018	182,249

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for

Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other”

63        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

64        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor
June 30, 2018	$13,575	$10,827	$—	$4,604

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.1795% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated

65        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.1795%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$28,722,099
Average Daily Interest Rate	1.868%
Fees Paid	$935,496
Interest Paid	$282,976

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to

66        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$155,326

67        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

68        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth S. Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

69        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PRIVACY NOTICE

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We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

70        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

71        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0355.001.0618 August 24, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Portfolio Series

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/17/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/17/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/17/2018